SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 23, 2001 (February 23, 2001)


                      Furniture Brands International, Inc.
                      ------------------------------------
               (Exact name of Registrant as specified in charter)


       Delaware                     I-91                     43-033768
       --------                     ----                     ---------
(State of Incorporation)        (Commission                (IRS Employer
                                  File Number)          Identification Number)




                101 South Hanley Road, St. Louis, Missouri 63105
                ------------------------------------------------
                    (Address of principal executive offices)




                                 (314) 863-1100
                                 --------------
                         (Registrant's telephone number)


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Item 5.           Other Matters

         On February 23, 2001 the Company announced that it expects first quarter 2001 sales to be down in the high single digits from first quarter last year, and first quarter earnings per share from operations to be in the $0.40 to $0.45 range, compared to $0.61 last year.

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

                  99       Press Release, dated February 23, 2001

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Furniture Brands International, Inc.




                                     By: /s/ David P. Howard
                                         Vice President, Treasurer and
                                            Chief Financial Officer

Dated:   February 23, 2001